SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 8, 2007
          ------------------------------------------------------------



                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)



          Maryland                001-09279                13-3147497
          -----------------------------------------------------------

         (State or other      (Commission file No.)     (IRS Employer
           jurisdiction of                                   I.D. No.)
           incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)         (Zip code)

                                  516-466-3100
                                  ------------
               Registrant's telephone number, including area code

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02         Results of Operations and Financial Condition.

On May 8, 2007, registrant issued a press release announcing its results of operations for the three months ended March 31, 2007. The press release is attached as an exhibit to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

              (a) Financial Statements of Businesses Acquired.

                  Not applicable.

              (b) Pro Forma Financial Information.

                  Not applicable.

              (c) Shell Company Transactions.

                  Not applicable.

              (d) Exhibits.

                  99.1     Press release dated May 8, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONE LIBERTY PROPERTIES, INC.


Date:     May 8, 2007                       By: /s/ Simeon Brinberg
                                                -------------------
                                                Simeon Brinberg
                                                Senior Vice President

                                                                  Exhibit 99.1

                          ONE LIBERTY PROPERTIES, INC.
                         60 CUTTER MILL ROAD, SUITE 303
                              GREAT NECK, NY 11021
                           Telephone No.: 516-466-3100
                           Facsimile No.: 516-466-3132
                          www.onelibertyproperties.com
                          ----------------------------

                          ONE LIBERTY PROPERTIES, INC.
                         ANNOUNCES RESULTS OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2007

Great Neck, New York - May 8, 2007 - One Liberty Properties, Inc. (NYSE: OLP) today announced that it had rental income for the three months ended March 31, 2007 of $9,593,000 and net income of $3,146,000, or $.31 per share. Net income for the three months ended March 31, 2007 includes the Company's equity in earnings of unconsolidated joint ventures of $144,000, or $.01 per share, gain on disposition of a property owned by an unconsolidated joint venture of $583,000, or $.06 per share, interest and other income of $584,000, or $.06 per share, and income from discontinued operations of $105,000, or $.01 per share. This compares with rental income, net income and net income per share of $7,281,000, $3,070,000 and $.31 per share, respectively, for the three months ended March 31, 2006. Net income for the three months ended March 31, 2006 includes equity in earnings of unconsolidated joint ventures of $774,000, or $.08 per share, interest and other income of $216,000, or $.02 per share, gain on sale of option to purchase property of $227,000, or $.02 per share, and income from discontinued operations of $138,000, or $.01 per share. The weighted average number of common shares outstanding was 10,001,000 and 9,897,000 for the three months ended March 31, 2007 and 2006, respectively.

One Liberty also reported funds from operations for the three months ended March 31, 2007 of $4,748,000 ($.47 per share), compared to $4,953,000 for the three months ended March 31, 2006 ($.50 per share). Funds from operations, calculated in accordance with the NAREIT definition, adds back to net income depreciation of properties, One Liberty's share of depreciation of its unconsolidated joint ventures and amortization of capitalized leasing expenses, and deducts from net income net gain on sale of real estate including One Liberty's share of gain on disposition of real estate of its unconsolidated joint venture.

Commenting on the results of operations and funds from operations, Fredric H. Gould, Chairman and Chief Executive Officer noted that rental income increased by $2,312,000, or 32%, quarter over quarter. The increase in rental income is primarily a result of property acquisitions.

On the expense side, operating expenses increased by $1,233,000, or 45%, quarter over quarter, due primarily to an increase in depreciation and amortization as a result of the ownership of additional properties and an increase in general and administrative expenses. Mr. Gould noted that general and administrative expenses increased by $593,000, or 54%, quarter versus quarter, due to an increase in (i) professional fees (legal and accounting fees and fees of a compensation consultant retained by the Compensation Committee), (ii) the compensation of the chairman of the board and CEO pursuant to a compensation and services agreement entered into effective January 1, 2007 and other payroll increases, and (iii) restricted stock expense. Also contributing to the increase in general and administrative expenses were fees paid under the compensation and services agreement, which replaced the Company's former allocation of certain operating expenses and the payroll of "as needed" employees. The compensation and services agreement provides that for a fixed annual fee Majestic Property Management Corp., an affiliated entity, will provide to the Company the services of executives and employees (included, but not limited to, legal and accounting services) whose payroll was allocated to the Company in prior years under a shared services agreement and for services previously provided by Majestic on a fee basis, including, among other things, property management, mortgage brokerage, sales and leasing commissions, and construction supervision services. In prior years, a portion of the fees paid to Majestic were capitalized or treated as additional costs of properties sold.

Interest expense increased by $1,042,000, or 39%, quarter versus quarter, primarily a result of mortgages placed on acquired properties.

One Liberty's equity in earnings of unconsolidated joint ventures decreased by $630,000, or 81%, quarter versus quarter. The decrease in equity in earnings of unconsolidated joint ventures is primarily due to the sale by the Company's joint ventures of their movie theater properties in the last quarter of 2006.

One Liberty Properties is a real estate investment trust and invests primarily in improved commercial real estate under long term net lease.

Certain information contained in this press release, including information with respect to factors which may improve our future results of operations together with other statements and information publicly disseminated by One Liberty Properties, Inc. is forward looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Form 10-K for the year ended December 31, 2006. You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements.

Contact: Simeon Brinberg
         (516) 466-3100


                     ONE LIBERTY PROPERTIES, INC. (NYSE:OLP)
                  (Amounts in Thousands, Except Per Share Data)

                                                                    Three Months Ended
                                                                          March 31,
                                                                    2007            2006
                                                                    ----            ----

Revenues:
   Rental income - Note 1                                         $ 9,593         $ 7,281
                                                                  -------         -------

Operating expenses:
   Depreciation and amortization                                    2,087           1,496
   General and administrative                                       1,696           1,103
   Federal excise tax                                                  36               -
   Real estate expenses                                                71              58
   Leasehold rent                                                      77              77
                                                                  -------         -------
   Total operating expenses                                         3,967           2,734
                                                                  -------         -------

   Operating income                                                 5,626           4,547

Other income and expenses:
   Equity in earnings of unconsolidated joint ventures                144             774
   Gain on disposition of real estate of
     unconsolidated joint venture                                     583               -
   Interest and other income                                          584             216
   Interest:
     Expense                                                       (3,735)         (2,693)
     Amortization of deferred financing costs                        (161)           (139)
   Gain on sale of option to purchase property                          -             227
                                                                   ------          ------

Income from continuing operations                                   3,041           2,932

Income from discontinued operations                                   105             138
                                                                   ------          ------

Net income                                                        $ 3,146         $ 3,070
                                                                  =======         =======

Net income per common share (basic and diluted):
   Income from continuing operations                              $   .30         $   .30
   Income from discontinued operations                                .01             .01
                                                                  -------         -------
   Net income per common share                                    $   .31         $   .31
                                                                  =======         =======

Funds from operations - Note 2                                    $ 4,748         $ 4,953
                                                                  =======         =======

Funds from operations per common share - diluted -
   Note 3                                                         $   .47         $   .50

Weighted average number of common shares outstanding:
   Basic                                                           10,001           9,894
                                                                   ======           =====
   Diluted                                                         10,001           9,897
                                                                   ======           =====

Note 1 - Rental income includes straight line rent
   accruals of $620 and $360 for the three months
   ended March 31, 2007 and 2006, respectively.
------------------------------------------------------------------------------------------
Note 2 - Funds from operations are summarized in the following table:
Net income                                                         $3,146           $3,070
Add: depreciation of properties                                     2,087            1,554
Add: our share of depreciation in unconsolidated
   joint ventures                                                      83              319
Add: amortization of capitalized leasing expenses                      15               10
Deduct: our share of gain on disposition of real
   estate of unconsolidated joint venture                            (583)               -
                                                                   ------           ------
Funds from operations (a)                                          $4,748           $4,953
                                                                   ======           ======





Note 3 - Funds from operations per common share are summarized in the following table:
Net income                                                       $    .31         $    .31
Add: depreciation of properties                                       .21              .16
Add: our share of depreciation in unconsolidated
   joint ventures                                                     .01              .03
Deduct: our share of gain on disposition of real
   estate of unconsolidated joint venture                            (.06)               -
                                                                 --------         --------
Funds from operations per common share (a)                       $    .47         $    .50
                                                                 ========         ========


(a) We believe that FFO is a useful and a standard supplemental measure of the operating performance for equity REITs and is used frequently by securities analysts, investors and other interested parties in evaluating equity REITs, many of which present FFO when reporting their operating results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate assets, which assures that the value of real estate assets diminish predictability over time. In fact, real estate values have historically risen and fallen with market conditions. As a result, we believe that FFO provides a performance measure that when compared year over year, should reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs and other matters without the inclusion of depreciation and amortization, providing a perspective that may not be necessarily apparent from net income. We also consider FFO to be useful to us in evaluating potential property acquisitions.

     FFO does not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO to be an alternative to net income as a reliable measure of our operating performance; nor should you consider FFO to be an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity.

     FFO  does not measure  whether cash flow is  sufficient  to fund all of our
     cash needs,   including  principal   amortization,   capital   improvements
     and distributions to stockholders. FFO does not represent cash flows from operating, investing or financing activities as defined by GAAP.